Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Skagit State Bancorp, Inc. on Form 10-K for the period ending December 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Cheryl R. Bishop, Chief Executive Officer, and Carla F. Tucker, Senior Vice-President/Chief Financial Officer, certify, pursuant to 18 U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Bancorp.

/s/ Cheryl R. Bishop
Cheryl R. Bishop
Chief Executive Officer

/s/ Carla F. Tucker
Carla F. Tucker
Senior Vice-President/Chief Financial Officer
(Chief Accounting Officer)

Date: March 27, 2008